UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

VAALCO ENERGY, INC.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V96238-P51386 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. VAALCO ENERGY, INC. 2500 CITYWEST BLVD., SUITE 400 HOUSTON, TEXAS 77042 VAALCO ENERGY, INC. 2026 Annual Meeting Vote by June 3, 2026 11:59 P.M. ET You invested in VAALCO ENERGY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 4, 2026. Get informed before you vote View the Proxy Statement and 10-K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 21, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* June 4, 2026 9:00 AM CDT Hilton Houston Westchase 9999 Westheimer Road Houston, TX 77042

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V96239-P51386 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. To elect five directors, each for a term of one year; For Nominees: 01) Andrew L. Fawthrop 02) George W. M. Maxwell 03) Cathy Stubbs 04) Fabrice Nze-Bekale 05) Edward LaFehr 2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2026; For 3. To approve, on an advisory basis, the compensation of our named executive officers; and For 4. To approve amendments to the VAALCO Energy, Inc. 2020 Long Term Incentive Plan to increase the number of shares reserved for issuance, revise share reservation and recycling rules, and extend the term of such plan. For NOTE: The shares represented by the proxy card when properly executed will be voted in the manner directed above by the undersigned. If no direction is made, the proxy card will be voted FOR all nominees listed in Proposal 1, and FOR proposals 2, 3 and 4. If any other matters properly come before the meeting or any adjournment(s) or postponement(s) thereof, the proxies will vote in their discretion.